                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report, dated January 22, 1997 included in Halliburton Company's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.

                                                /s/ Arthur Andersen LLP
                                              ARTHUR ANDERSEN LLP

August 1, 1997
Dallas, Texas